                                                             Rule 497(e)
                                                             File Nos.
                                                             333-03963
                                                             811-07627


                                   PROSPECTUS

                  THE DATE OF THIS PROSPECTUS IS:  MAY 1, 1997

          INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY
                                   ISSUED BY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                51 LOUISIANA AVENUE, N.W., WASHINGTON, DC 20001
                           TELEPHONE: (202) 628-4506

       The flexible premium deferred variable annuity policy (the "Policy") offered by Acacia National Life Insurance Company ("ANLIC") and described in this Prospectus is designed to provide you, as an Owner, with maximum flexibility in attaining your financial goals, together with the opportunity to allocate net premium payments ("Premium Payments") among investment alternatives with different investment objectives. The Policy can be purchased with a minimum Premium Payment of $300 the first year. Additional Premium Payments must be at least $30. We will not issue a Policy if you are over age 85, or accept additional Premium Payments after age 75.

       Net Premium Payments are allocated to one of nineteen sub-accounts (each, a "Sub-account") of Acacia National Variable Annuity Separate Account II (the "Variable Account") or ANLIC's general account (the "Fixed Account"), or to any combination of them. You can freely transfer values among the Sub-accounts, and transfer values between a Sub-account and the Fixed Account subject to certain restrictions. (See "The Policy-Transfers.")

       Each Sub-account will invest solely in a series (each, a "Portfolio") of various mutual funds ("Funds"). The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Portfolios currently available under the Policy are:

       PORTFOLIO NAME                                                                         CATEGORY
Alger American Growth Portfolio                                                            Large Cap Growth
Alger American MidCap Growth Portfolio                                                     MidCap Growth
Alger American  Small Capitalization Portfolio                                             Small Cap Growth
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio             Cash-Money Market
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio         Strategic Growth
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio     Managed Growth
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio            Global Equity
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                 Balanced Growth
Dreyfus Stock Index Fund                                                                   S & P 500 Index
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio               Limited Bond
Neuberger & Berman Advisers Management Trust Growth Portfolio                              Long Term Value
Oppenheimer Capital Appreciation Fund                                                      Long Term Growth
Oppenheimer Growth Fund                                                                    Strategic Growth
Oppenheimer Growth & Income Fund                                                           Established Growth &
                                                                                           Income
Oppenheimer High Income Fund                                                               High Income
Oppenheimer Strategic Bond Fund                                                            Strategic Bond
Strong International Stock Fund II                                                         International Growth
Strong Discovery Fund II                                                                   Aggressive Growth
Van Eck Worldwide Hard Assets Fund                                                         Aggressive Global

       The value of your investment will reflect the investment experience of the Portfolios you select, as well as the frequency and amount of Premium Payments you make, any partial surrenders, and the charges assessed in connection with the Policy. YOU BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT; NO MINIMUM POLICY ACCOUNT VALUE IS GUARANTEED. Your Policy Account Value will also reflect the deduction of certain fees and charges. If you make a partial or full surrender within five years of making a Premium

Payment, a surrender charge may be imposed on that Premium Payment. (See "Charges and Deductions" for a description of these and other charges imposed under the Policy.)

       This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing ANLIC at its Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574, or by calling 1-800-369-9407. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE PORTFOLIOS.

This Prospectus and the Statement of Additional Information generally describe only the Policies and the Variable Account, except when the Fixed Account is specifically mentioned.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                              TABLE OF CONTENTS


                                                                                                     PAGE
                                                                                                     ----
GLOSSARY OF DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           v
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Fixed Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Free Look Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Charges Associated with the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
     Partial Withdrawals and Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
     Federal Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
     Summary of Fees and Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
ANLIC AND THE VARIABLE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
     Acacia National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . .           7
     The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
THE PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
     The Alger American Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
     Acacia Capital Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9
     Dreyfus Stock Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
     Neuberger & Berman Advisers Management Trust . . . . . . . . . . . . . . . . . . . . . .          10
     Oppenheimer Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
     Strong Variable Insurance Funds, Inc . . . . . . . . . . . . . . . . . . . . . . . . . .          12
     Van Eck Worldwide Hard Assets Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .          13
     Risks Attendant to Investments in Junk Bonds . . . . . . . . . . . . . . . . . . . . . .          13
     Risks Attendant to Investments in Foreign Securities . . . . . . . . . . . . . . . . . .          13
     Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
     Resolving Material Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
THE POLICY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Issuance of a Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Telephone Requests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Free Look Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Allocation of Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Surrender and Partial Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17
     Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs  . . . . . . .          18
     Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          18
     Required Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          19
CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Annual Policy Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Administrative Expense Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Mortality and Expense Risk Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Premium Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21

     Federal Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Reduction In Charges For Certain Groups  . . . . . . . . . . . . . . . . . . . . . . . .          22
ANNUITY PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Election of an Annuity Payment Option  . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Maturity Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Available Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Annuity Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
     Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
     Taxation of Annuities in General . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
PUBLISHED RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
POLICY REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28
STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28

Throughout this Prospectus, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


GLOSSARY OF DEFINED TERMS

ACCUMULATION PERIOD              The period before the Maturity Date and during
                                 the lifetime of the Annuitant.

ACCUMULATION UNIT VALUE          An accounting unit of measure used to
                                 calculate the value of your interest in the Sub- accounts. The initial number of Accumulation Units to be credited to each Sub-account will be determined by dividing the net Premium Payments allocated to each Sub-account by the Accumulation Unit Value for that Sub-account for that Valuation Period.

AGE                              Age at last birthday.

ANLIC                            Acacia National Life Insurance Company.

ANNUITANT                        The person(s) whose life is used to determine
                                 the duration of Annuity Payments involving life contingencies. The Annuitant must be a natural person.

ANNUITY PAYMENT OPTIONS          The options that are available for payment of
                                 the Surrender Value of the Policy commencing upon the Maturity Date.

BENEFICIARY                      The person(s) or legal entity that you
                                 designate in the Application or thereafter in writing to our Service Office as the Beneficiary.

DUE PROOF OF DEATH               A certified copy of a death certificate, a
                                 certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

ELIGIBLE INVESTMENT(S)           Those investments available under the Policy.
                                 Current Eligible Investments are shown on the Specifications Page.

FIXED ACCOUNT                    The account via which you may allocate or
                                 transfer net Premium Payments to our General
                                 Account. An initial allocation or transfer into the Fixed Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that any Policy Account Value in the Fixed Account will accrue interest at an annual rate of at least the Guaranteed Interest Rate.

FREE WITHDRAWAL AMOUNT           That portion of any partial withdrawal or
                                 surrender that is not subject to a Surrender
                                 Charge under the terms of the Policy.


FUND A registered, open-end management investment company (commonly called a "mutual fund"). Each Sub-account invests exclusively in shares of a single Portfolio of a Fund.


GENERAL ACCOUNT                  The assets of ANLIC other than those in the
                                 Variable Account or any other separate
                                 account.

GUARANTEED INTEREST RATE         An interest rate established in good faith by
                                 ANLIC applicable to the General Account for an Interest Rate Guarantee Period. Your Fixed
                                 Account Value will accrue interest at least at the Guaranteed Interest Rate. The Guaranteed
                                 Interest Rate is currently 4%, although we may declare interest at a rate in excess of the Guaranteed Interest Rate. Any such excess interest rate when declared will remain in effect at least one year.

INTEREST RATE GUARANTEE          A specified period whereby funds allocated to
PERIOD                           the General Account accumulate interest at a
                                 Guaranteed Interest Rate. Interest rates will be determined on no less than an annual basis.

INVESTMENT ALLOCATION            The percent of each Premium Payment you choose
                                 to allocate to the Sub-Accounts or the Fixed
                                 Account.

IRREVOCABLE BENEFICIARY          A Beneficiary or Beneficiaries whose interest
                                 cannot be changed without their, his or her consent or as required by law.

JOINT ANNUITANT                  A person other than the Annuitant who may be
                                 designated by the Owner and whose life is also used to determine the duration of Annuity
                                 Payments involving life contingencies. If one of the joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

MATURITY DATE                    The date upon which Annuity Payments begin.
                                 You may choose a Maturity Date commencing no later than the first day of the calendar month after the Annuitant's 90th birthday.

NET ASSET VALUE                  For each Portfolio, the current price of one
                                 share of that Portfolio. The Net Asset Value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The Net Asset Value of each portfolio is generally calculated as of the close of business on each day the New York
                                 Stock Exchange is open.

NET PREMIUM PAYMENT              The Premium Payment less any applicable tax
                                 charges.

OWNER The person named on the Application as Owner or the persons named on the Application as Joint Owners. Any reference to Owner in this Prospectus or in the Policy will include both Owners, if there are Joint Owners. The Owner is entitled to all of the ownership rights under the Policy. The Owner has the legal right to make all changes in the policy designations where permitted specifically by the terms of the Policy. The Owner is as specified in the Application, unless changed. "You" and "your" are also used throughout this Prospectus and the Policy to refer to the Owner.

POLICY ACCOUNT VALUE             The sum of the Variable Account Value and the
                                 Fixed Account Value.

POLICY ANNIVERSARY               Each anniversary of the Policy Date.

POLICY DATE                      The date set forth in the Policy that is used
                                 to determine Policy years and months.  Policy
                                 Anniversaries are measured from the Policy
                                 Date.


PORTFOLIO                        A separate investment portfolio of a Fund in
                                 which the Variable Account assets may be invested.

PREMIUM PAYMENT                  An amount paid to ANLIC in accordance with the
                                 provisions of the Policy.

SERVICE OFFICE                   The office where Policy administration is
                                 done, whether at ANLIC or at the offices of a third party administrator, as designated by ANLIC in writing. The Service Office address is Acacia National Life Insurance Company,
                                 P.O. Box 79574, Baltimore, Maryland
                                 21279-0574.

SINGLE PREMIUM POLICY            Between issue ages 75 and 85, we will accept
                                 only Single Premium Policies.  The Premium
                                 Payment is due on the Policy Date.  The
                                 maximum Premium Payment that can be paid without prior approval of ANLIC is $500,000.

SUB-ACCOUNTS
                                 The sub-divisions of the Variable Account which each invest exclusively in shares of a specified Portfolio or any other investment portfolio with a specific investment objective that we determine to be suitable for the Policy's purposes.

SURRENDER VALUE
                                 The Policy Account Value as of any Valuation
                                 Date, reduced by applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes.

SYSTEMATIC PARTIAL               Owners choosing this option will withdraw a
WITHDRAWALS                      level dollar amount of Policy Account
                                 Value on a periodic basis.  Systematic
                                 Partial Withdrawals are subject to the same
                                 Surrender Charges as partial withdrawals, as set forth on the Specifications Page of the Policy.

VALUATION DATE                   Each regular business day that ANLIC and the
                                 New York Stock Exchange is open for business, excluding holidays and any other day in which there is insufficient trading in the Portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD                 The period between two successive Valuation
                                 Dates, commencing at the close of business of a Valuation Date and ending at the close of business for the next succeeding Valuation
                                 Date.

VARIABLE ACCOUNT                 Acacia National Variable Annuity Separate
                                 Account II, a separate investment account that has been was established by ANLIC to receive and invest the net Premium Payments paid under the Policy.

VARIABLE ACCOUNT VALUE           The sum of the values held in all the
                                 Sub-accounts of the Variable Account.

                                    SUMMARY

       This is a brief summary of the Policy provisions and how they relate to your rights and benefits. Complete details are contained elsewhere in the Prospectus and should be read carefully in conjunction with this summary information.


THE POLICY

       The Policy is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy also provides for annuity payments ("Annuity Payments") to begin at maturity. You may select from a number of Annuity Payment Options, including a life annuity, joint life annuity, and life annuity for a guaranteed period. All Annuity Payment Options are on a fixed basis. (See "Annuity Payments.")

       The Policy is issued in consideration of the application and payment of the initial Premium Payment. Premium Payments of at least $300 must be paid during the first Policy year. (See "The Policy - Premium Payments.") The Policy can be purchased for a single Premium Payment. However, additional Premium Payments of at least $30 may be paid at your option. (See "The Policy
- Premium Payments.") The Policy can be purchased on a nonqualified tax basis (a "Nonqualified Policy") or it can be purchased and used in connection with plans qualifying for favorable Federal income tax treatment (a "Qualified Policy").


THE VARIABLE ACCOUNT

       The Variable Account currently has nineteen Sub-accounts
("Sub-accounts"), each of which invests solely in shares of a portfolio of one of seven open-end, registered investment companies ("Funds"). Currently, the following nineteen Portfolios are available under the Policy:

Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio Alger American Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American  Small Capitalization Portfolio
Dreyfus Stock Index Fund
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Government Portfolio
Neuberger & Berman Advisers Management Trust Growth Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Growth & Income Fund
Oppenheimer High Income Fund
Oppenheimer Strategic Bond Fund
Strong International Stock Fund II
Strong Discovery Fund II
Van Eck Worldwide Hard Assets Fund

Each of these Portfolios has a different investment objective. (See "The Portfolios.")

       You determine the allocation of Premium Payments and Policy Account Value among the Sub-accounts. Because the Policy Account Value depends on the investment experience of the Sub-accounts you select, you bear the entire investment risk under the Policy for all Premium Payments allocated to, and amounts transferred to, the Variable Account. (See "The Policy - Allocation of Premium Payments.") Prior to the Maturity Date, you may transfer amounts from one Sub- account to one or more other Sub-accounts at no cost. In addition, you may transfer amounts between a Sub-account and the Fixed Account, subject to certain restrictions. (See "The Policy - Transfers.")

THE FIXED ACCOUNT

       The Fixed Account is a part of the general account of ANLIC (the "General Account"). The General Account consists of all of ANLIC's assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year (the "Guaranteed Interest Rate") to amounts allocated to the Fixed Account. We may credit interest at a rate in excess of the Guaranteed Interest Rate. Any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account allocations may not exceed the Guaranteed Interest Rate. The Fixed Account may not be available in all states. (See "Fixed Account," in the Statement of Additional Information.)

       You determine the allocation of Premium Payments and Policy Account Value to the Fixed Account. Transfers out of the Fixed Account are subject to certain limitations. (See "The Policy - Transfers.")


POLICY ACCOUNT VALUE

       The Policy Account Value is the total of your Policy's value held in both the Variable Account and the Fixed Account.

       Your Policy's value in the Variable Account is the sum total of all values held in the Sub-accounts. This value reflects the investment performance of the Sub-accounts net of Premium Payments paid, transfers, and partial surrenders. You bear the entire investment risk for amounts allocated to the Variable Account and consequently there is no guaranteed minimum amount of value for Premium Payments allocated to the Sub-accounts.

       Your Policy's value in the Fixed Account will reflect net Premium Payments allocated or transferred to it, plus credited interest, less any amounts transferred or withdrawn (See "Fixed Account," in the Statement of Additional Information). Interest credited to amounts in the Fixed Account will be declared by ANLIC in advance and may from year to year in the complete discretion of ANLIC, but is guaranteed to equal or exceed the Guaranteed Interest Rate of 4% per year.


FREE LOOK PERIOD

       If for any reason you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it (the "Free Look Period"). If you choose to do so, we will void the Policy and refund the Policy Account Value (or the Premium Payments made to that point, where required by state law). (See "The Policy - Free Look Period.")


TRANSFERS

       Unlimited transfers are allowed from the Variable Account to the Fixed Account or between Sub-accounts of the Variable Account. You may also participate in three asset allocation programs under which you authorize automatic transfers. (See "The Policy - Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs.")

       The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

       (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
       (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
       (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

       You may also elect to systematically reallocate all interest generated from the Fixed Account into the Subaccounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program.")

DEATH BENEFIT

       The Policy provides a Death Benefit if you or a Joint Owner dies before the Maturity Date. You may choose whether the Death Benefit under the Policy will be paid in a lump sum or under one of the Annuity Payment Options. If no election is made, the Death Benefit will be paid in a lump sum. (See "The Policy - Death Benefit," and "Annuity Payments.")

       The amount of the Death Benefit is guaranteed not to be less than the Policy Account Value or the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges, if applicable). In addition, up to age 75, we also guarantee that the amount of the Death Benefit will not be less than the Minimum Guaranteed Death Benefit, which is calculated every five years from the fifth Policy Anniversary through the Owner's age 75. (See "The Policy
- Death Benefit.")

       Certain distribution requirements under Federal income tax laws will apply to payments of Death Benefits. (See "The Policy - Required
Distributions.")


CHARGES ASSOCIATED WITH THE POLICY

       ANNUAL POLICY FEE - An annual charge of $42 is made on each Policy Anniversary and at the time a Policy is surrendered and at the Maturity Date to partially compensate ANLIC for the cost of administering the Policy. (See "Charges and Deductions - Annual Policy Fee.") This annual deduction will be made from the Sub-accounts in the same proportion that their values bear to the total Variable Account Value. The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.

       ADMINISTRATIVE EXPENSE CHARGE - A monthly charge at an effective annual rate of .10% of the average daily net asset value of the Variable Account will be deducted from the Sub-accounts to partially compensate ANLIC for the costs of administering the Variable Account and the Policies. (See "Charges and Deductions - Administrative Expense Charge.")


       MORTALITY AND EXPENSE RISK CHARGE - A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the Sub-accounts will be deducted from the Sub-accounts for ANLIC's assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Charges and Deductions - Mortality and Expense Risk Charge.") There is no Mortality and Expense Risk Charge for amounts in the Fixed Account.

       The Mortality and Expense Risk Charge is guaranteed to decrease by .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30.

       SURRENDER CHARGE - A Surrender Charge is deducted on a percentage basis from Premium Payments made within five years of surrender. The amount of the Surrender Charge is equal to 8% of Premium Payments made within three years of surrender, 6% of Premium Payments made during the fourth year prior to surrender, and 4% of Premium Payments made during the fifth year prior to surrender. The Surrender Charge is applied to Premium Payments on a first-in, first-out basis. (See "Charges and Deductions - Surrender Charge.")

       PREMIUM TAXES - Certain states impose premium taxes. ANLIC will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%. (See "Charges and Deductions - Premium Taxes.")

       FUND EXPENSES - Because the Variable Account purchases shares of the Portfolios, the value of the net assets in the Sub-accounts will reflect the investment management fee and other expenses of the Portfolios. (See "Charges and Deductions - Fund Expenses" and the Fund prospectuses).


PARTIAL WITHDRAWALS AND SURRENDERS

       You may, prior to the earlier of the Maturity Date or your death, withdraw all or a portion of the current Surrender Value. If there are Joint Owners, you both must agree to a withdrawal.

       You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

       (1)    Deposits since the last Policy Anniversary; minus
       (2)    Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

       Upon a Partial Withdrawal, Surrender, or Annuitization we will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the Partial Withdrawal or Surrender Date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis. Also, Surrender Charges may be waived in certain limited circumstances. (See "The Policy - Surrender and Partial Withdrawals.")

       Surrenders may be taxable transactions and subject to a tax penalty. (See "Federal Tax Matters.") Payment of amounts from the Fixed Account upon surrender and refund of premium may be delayed under certain circumstances. (See "The Policy - Surrender and Partial Withdrawals.")

FEDERAL TAX MATTERS

       With respect to Owners who are natural persons, under existing tax law there should be no Federal income tax on increases (if any) in the Policy Account Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "Federal Tax Matters.")

       The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on whether Premium Payments are made pursuant to a retirement plan, the type of retirement plan, the tax and employment status of the individual concerned and ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, you should seek competent legal and tax advice regarding the suitability of the Policy for your situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy.

(See "Federal Tax Matters -- Taxation of Annuities in General.")


SUMMARY OF FEES AND CHARGES

       The following information summarizes the fees and charges payable by the Owner of a Policy:


       Contract owner transaction expenses:

              Maximum Surrender Charge                     8.0%
              Transfer fee                               $ -0-
              Annual Policy Fee                          $ 42

       Variable account annual expenses
       (expressed as a percent of the average daily net assets of each Sub-account of the Variable Account):

              Maximum Mortality and Expense Risk Charge         1.25%
              Administrative Expense Charge                     0.10%
                                                                -----
              Total Variable Account Annual Expenses:           1.35%

                           PORTFOLIO ANNUAL EXPENSES
          (EXPRESSED AS A PERCENTAGE OF NET ASSETS OF EACH PORTFOLIO)


                                                                                                               TOTAL PORTFOLIO
                                                                                                                   ANNUAL
                          PORTFOLIO                                MANAGEMENT FEE         OTHER EXPENSES          EXPENSES
====================================================================================================================================
 Alger American Growth Portfolio                                        0.75%                  0.04%                 0.79%

 Alger American MidCap Growth Portfolio                                 0.80%                  0.04%                 0.84%

 Alger American Small Capitalization Portfolio                          0.85%                  0.03%                 0.88%

 Calvert Responsibly Invested Money Market Portfolio                    0.50%                  0.12%                 0.62%(1)

 Calvert Responsibly Invested Strategic Growth Portfolio                1.50%                  0.31%                 1.81%(1)

 Calvert Responsibly Invested Capital Accumulation
 Portfolio                                                              0.80%                  0.20%                 1.00%(1)

 Calvert Responsibly Invested Global Equity Portfolio                   1.00%                  0.18%                 1.18%(1)

 Calvert Responsibly Invested Balanced Portfolio                        0.70%                  0.08%                 0.78%(1)

 Dreyfus Stock Index Fund                                              0.245%                 0.155%                 0.40%(2)

 Neuberger & Berman Advisers Management Trust Limited
     Maturity Bond Portfolio(3)                                         0.65%                  0.13%                 0.78%

 Neuberger & Berman Advisers Management Trust Growth                    0.83%                  0.09%                 0.92%
 Portfolio3

 Oppenheimer Capital Appreciation Fund                                  0.72%                  0.03%                 0.75%

 Oppenheimer Growth Fund                                                0.75%                  0.04%                 0.79%(4)

 Oppenheimer Growth & Income Fund                                       0.75%                  0.25%                 1.00%

 Oppenheimer High Income Fund                                           0.75%                  0.06%                 0.81%

 Oppenheimer Strategic Bond Fund                                        0.75%                  0.10%                 0.85%

 Strong International Stock Fund II                                     1.00%                  0.90%                 1.90%

 Strong Discovery Fund II                                               1.00%                  0.20%                 1.20%

 Van Eck Worldwide Hard Assets Fund                                     1.00%                  0.23%                 1.23%

-------------------------
        (1) The expense figures shown are net of fees paid indirectly and reimbursements. Without such reductions, the total fees and expenses would have totaled: 0.75% for Money Market; 2.27% for Strategic Growth; 1.33% for Capital Accumulation; 1.59% for Global Equity; and 0.81% for Balanced.

        (2) Mellon Equity Associates, the index manager of the Dreyfus Stock

Index Fund, and the Dreyfus Corporation have voluntarily agreed to reimburse all or a portion of its advisory fee to the extent that the total expenses of the Fund are in excess of 0.40% of the average annual net assets. In the absence of expense reimbursement, the total fees and expenses in 1996 would have totaled
 .449%

        (3) Neuberger&Berman Advisers Management Trust is divided into portfolios (Portfolios), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding Series.

        (4) Total operating expense would have been 0.81% in the absence of a voluntary one-time fee reimbursement.

         The purpose of the following table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1996; the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in this Table, see "Charges and Deductions," and the Prospectuses for the Funds. In addition, premium taxes may be applicable.


EXAMPLE

         If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

             PORTFOLIO                                                                                1 YEAR      3 YEARS
Alger American Growth Portfolio                                                                       104         152
Alger American MidCap Growth Portfolio                                                                104         154
Alger American Small Capitalization Portfolio                                                         104         154
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio                        102         147
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio                    115         186
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio                104         154
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio                       106         160
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                            103         152
Dreyfus Stock Index Fund                                                                               99         140
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio                          103         149
Neuberger & Berman Advisers Management Trust Growth Portfolio                                          96         151
Oppenheimer Capital Appreciation Fund                                                                 103         149
Oppenheimer Growth Fund                                                                               103         151
Oppenheimer Growth & Income Fund                                                                      105         157
Oppenheimer High Income Fund                                                                          103         151
Oppenheimer Strategic Bond Fund                                                                       104         152
Strong International Stock Fund II                                                                    108         166
Strong Discovery Fund II                                                                              108         166
Van Eck Worldwide Hard Assets Fund                                                                    107         164

If you do not surrender or annuitize your contract, you would pay the following expenses on a $1,000 Investment, assuming 5% annual return on assets:


                 PORTFOLIO                                                                              1 YEAR     3 YEARS
Alger American Growth Portfolio                                                                           24          72
Alger American MidCap Growth Portfolio                                                                    24          74
Alger American Small Capitalization Portfolio                                                             24          74
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio                            22          67
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio                        35         106
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio                    24          74
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio                           26          80
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                                23          72
Dreyfus Stock Index Fund                                                                                  19          60
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio                               23          69
Neuberger & Berman Advisers Management Trust Growth Portfolio                                             25          81
Oppenheimer Capital Appreciation Fund                                                                     23          69
Oppenheimer Growth Fund                                                                                   23          71
Oppenheimer Growth & Income Fund                                                                          25          77
Oppenheimer High Income Fund                                                                              23          71
Oppenheimer Strategic Bond Fund                                                                           24          72
Strong International Stock Fund II                                                                        28          86
Strong Discovery Fund II                                                                                  28          86
Van Eck Worldwide Hard Assets Fund                                                                        27          84

In addition, ANLIC will deduct a charge for premium taxes when they are incurred.

            THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The examples are based on an anticipated average initial Premium Payment of approximately $25,000 and a pro rata portion of the Annual Policy Fee of $42.


                         ANLIC AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY

         ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia.

         Acacia Mutual Life Insurance Company ("Acacia Mutual") owns all the outstanding stock of ANLIC. The principal offices of both ANLIC and Acacia Mutual are at 51 Louisiana Avenue, N.W., Washington, D.C. 20001. Acacia Mutual is a mutual life insurance company chartered by a Special Act of Congress in 1869 and is subject to the laws of the District of Columbia. It is the only life insurance company operating today under a Federal Charter. Acacia Mutual is licensed in 45 states and in the District of Columbia and offers a complete line of life insurance products. While ANLIC is a wholly-owned subsidiary of Acacia Mutual, the assets of Acacia Mutual do not support the obligations of ANLIC under the Policy.

         Acacia Mutual is undergoing a restructuring into a mutual insurance holding company pursuant to the laws of the District of Columbia. The purpose of the restructuring is to provide Acacia Mutual with the optimal corporate structure in which to conduct business. The "mutual holding company" structure
has only recently become available under the District of Columbia law.   A
tentative effective date of July 1, 1997 is targeted.   However, effectiveness
of the reorganization is subject to a number of conditions including policyowner approval and approval by the Superintendent of Insurance for the District of Columbia. Acacia Mutual will form a mutual insurance holding company to be named Acacia Mutual Holding Company ("AMHC") and Acacia Mutual will continue its corporate existence as a stock life insurance company under the name Acacia Life Insurance Company ("Acacia Life"). In addition, AMHC will transfer the shares of capital stock of Acacia Life to a holding company to be named Acacia Financial Group, Ltd. ("Acacia Group"). Under this structure the Acacia Group will be an intermediate holding company. The terms of the plan provide that AMHC will at all times retain ownership and control of a majority of the outstanding voting shares of the capital stock of the Acacia Group and directly or indirectly retain ownership and control of a majority of the outstanding voting shares of Acacia Life. Acacia Life Insurance Company will continue to own all the outstanding voting stock of ANLIC.

         The reorganization will not in any way change the benefits, guarantees or other policy obligations of ANLIC to its policyowners.

         A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Mutual and will continue to be so after the reorganization. Acacia Mutual's employees perform certain administrative functions for ANLIC for which Acacia Mutual is reimbursed.

         Acacia Mutual also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of the Calvert Group, Ltd. ("Calvert"), which in turn owns The Advisors Group, Inc. and Calvert Asset Management Company, Inc. ("CAM"). CAM is the investment adviser of Acacia Capital Corporation, a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.


THE VARIABLE ACCOUNT

         Acacia National Variable Annuity Separate Account II (the "Variable Account") was established by ANLIC as a separate account on November 30, 1995. The Variable Account will receive and invest the net Premium Payments paid under this Policy.

         Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct.

         The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a registered, open end investment management company (a "Fund" or the "Funds" collectively). Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

         The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the Commission.


                                 THE PORTFOLIOS

         THE INVESTMENT OBJECTIVES OF EACH OF THE PORTFOLIOS ARE SUMMARIZED BELOW. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF THE RISKS, MAY BE FOUND IN THE PROSPECTUS FOR EACH OF THE PORTFOLIOS WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. IN ADDITION, THE VARIABLE ACCOUNT PURCHASES SHARES OF EACH PORTFOLIO SUBJECT TO THE TERMS OF THE PARTICIPATION AGREEMENTS BETWEEN ANLIC AND THE FUNDS. COPIES OF THOSE AGREEMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT FOR THE VARIABLE ACCOUNT. EACH OF THE FUNDS HAS OR MAY HAVE ADDITIONAL PORTFOLIOS THAT ARE NOT AVAILABLE TO THE VARIABLE ACCOUNT.


THE ALGER AMERICAN FUND

         The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The Large Cap Growth Sub-account, the
Mid Cap Growth Sub-account and the Small Cap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.

         The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

         The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies.The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

         The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is
designed to track the performance of small capitalization companies.   The
Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

         Alger Management, Inc. serves as investment manager to the Alger American Fund.


ACACIA CAPITAL CORPORATION

         The Variable Account has five Sub-accounts that invest exclusively in shares of Acacia Capital Corporation. The Money Market, Strategic Growth, Managed Growth,Global Equity and Balanced Growth Sub-accounts of the Variable Account invest in shares of the Calvert Responsibly Invested Money Market Portfolio, the Calvert Responsibly Invested Strategic Growth Portfolio, the Calvert Responsibly Invested Capital Accumulation Portfolio, the Calvert Responsibly Invested Global Equity Portfolio, and the Calvert Responsibly Invested Balanced Portfolio, respectively, of Acacia Capital Corporation. Acacia Capital Corporation is one of eight registered investment companies in the Calvert Group, Ltd Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Mutual. Calvert is the sponsor of the Fund.

         These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

         The Calvert Responsibly Invested Money Market Portfolio ("CRI Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CRI Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

         Calvert Responsibly Invested Strategic Growth ("CRI Strategic Growth") seeks, with a concern for social impact, maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Portfolio considers issuers of all sizes, industries, and geographic markets, and does not seek interest income or dividends.

         CRI Strategic Growth may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         Calvert Responsibly Invested Capital Accumulation ("CRI Capital Accumulation") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid- sized companies that are undervalued but demonstrate a potential for growth.

         CRI Capital Accumulation may also invest in debt securities and may invest up to 5% of its assets in non- investment grade securities (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") and up to 25% of its assets in foreign securities (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") .

         Calvert Responsibly Invested Global Equity Portfolio ("CRI Global") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.

         Under normal circumstances, CRI Global will invest at least 65% of its assets in the securities of issuers in no less than three countries, one of which may be the USA (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") . CRI Global may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         Calvert Responsibly Invested Balanced Growth Portfolio ("CRI Balanced Growth") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

         CRI Balanced Growth may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds"). (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Acacia Capital Corporation Portfolios. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Mutual. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.

         On behalf of CRI Global, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glascow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly- owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CRI Global, although the Advisor may manage part of CRI Global's cash reserves required for liquidity purposes.

         On behalf of CRI Balanced Growth, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CRI Strategic Growth, CAM has entered into a subadvisory agreement with Portfolio Advisory Services, Inc. of California. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DREYFUS STOCK INDEX FUND

         The Variable Account has one Sub-account that invests exclusively in shares of the Dreyfus Stock Index Fund.

         The S & P 500 Index Sub-account of the Variable Account invests in a Portfolio of the Dreyfus Stock Index Fund.

         Dreyfus Stock Index Portfolio has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index, which is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.

         The Fund investment manager is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

         The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). The Limited Bond and Long Term Value Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.

         The Neuberger & Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger & Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

         The Neuberger & Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to- intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments.
The Neuberger & Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the Portfolio Manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

         The Neuberger & Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger & Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Series may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the Portfolio Manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

         The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger & Berman Management Incorporated ("N&B Management"). N&B Management retains Neuberger & Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

         The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds ( the
"Oppenheimer Funds").    The Long Term Growth, Strategic Growth, Established
Growth & Income, the High Income, and the Strategic Bond Sub-accounts of the Variable Account invest in shares of the Capital Appreciation Fund, Growth Fund, Growth & Income Fund, High Income Fund and Strategic Bond Fund respectively, of the Oppenheimer Funds. The Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Oppenheimer Fund which state the Manager's responsibilities.


         Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

         Oppenheimer Growth Fund ("Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

         Oppenheimer Growth & Income Fund ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

         The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.

         Oppenheimer High Income Fund ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG DISCOVERY FUND II

         The Variable Account has one Sub-account that invests exclusively in shares of Portfolios of the Strong Variable Insurance Funds, Inc. and one Sub-account that invests exclusively in shares of the Strong Discovery Fund II (the "Strong Funds").


         Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside
the United States.   (See "The Portfolios - Risks Attendant to Investments in
Foreign Securities.") The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

         Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multi-currency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         The Portfolio will normally invest in securities of issuers located in at least three different countries. The investment adviser expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

         Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the investment adviser believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the investment adviser believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a maker of policy, the investment adviser intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets.

         The investment adviser seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the investment adviser attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the investment adviser believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.

         Strong Capital Management, Inc. is the investment adviser for all the Strong Funds pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of each Portfolio, and is responsible for the overall business affairs of each Portfolio.


VAN ECK WORLDWIDE HARD ASSETS FUND

         The Variable Account has one Sub-account that invests exclusively in shares of a Portfolio of the Van Eck Worldwide Hard Assets Fund. The Aggressive Global Sub-account of the Variable Account invests in shares of the Van Eck Worldwide Hard Assets Fund.

         Van Eck Worldwide Hard Assets Fund. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "hard assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors: (I) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Fund would be able to invest up to 50% of its assets in any one of the above sectors.

         The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.")

         The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.


RISKS ATTENDANT TO INVESTMENTS IN JUNK BONDS

         Investments in non-investment grade debt securities, commonly referred to as "junk bonds", involve special risks in addition to the risks associated with investments in higher rated debt securities. In general, non-investment grade securities are regarded as predominately speculative with respect to the capacity of the issuer to pay interest and repay principal.

         CRI Balanced Growth, CRI Strategic Growth, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Strong International Stock Fund II, and Strong Discovery Fund II each may invest in junk bonds. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with junk bonds before investing in Sub-accounts corresponding to these Portfolios.


RISKS ATTENDANT TO INVESTMENTS IN FOREIGN SECURITIES

         Investments in foreign securities involve substantial and different
risks.   You should consider these risks carefully.  CRI Global, Oppenheimer
Strategic Bond Fund , Strong International Stock Fund II , and Van Eck Worldwide Hard Assets Fund may each invest in foreign securities. For example there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign Companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with foreign securities before investing in Sub-accounts corresponding to these Portfolios.

INVESTMENT ADVISORY FEES

         ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of
 .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American MidCap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of .85% of the value of the Portfolio's average daily net assets.

         CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .50% of net assets from CRI Money Market Portfolio, .80% CRI Capital Accumulation, 1.00% the CRI Global Equity .70% of net assets of CRI Balanced Growth and 1.50% of net assets of Strategy Growth Portfolio.

         DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of .245 of 1.00% of the value of the Portfolio's average daily net assets.

         NEUBERGER & BERMAN. For combined administrative and investment management services, N&B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:

    LIMITED MATURITY BOND PORTFOLIO:                   FOR THE GROWTH PORTFOLIO:

    AVERAGE DAILY NET ASSETS                FEE       AVERAGE DAILY NET ASSETS                     FEE
    ------------------------                ---       ------------------------                     ---
    First $500 million                      .65%      First $250 million                            .85%

    Next $500 million                       .615%     Next $250 million                             .825%

    Next $500 million                       .60%      Next $500 million                             .75%

    Next $500 million                       .575%     Thereafter                                    .725%

    Thereafter                              .55%


         OPPENHEIMER. Oppenheimer Funds, Inc. serves as manager to the Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:

      (i)    for Capital Appreciation Fund, Growth Fund, Growth & Income Fund:
             0.75% of the first $200 million of net assets, 0.72% of the next 200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60 of net assets over $800 million.

      (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over 1 billion.

         STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each
of the Portfolios that it manages.    For its services to Strong International
Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.

         VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 1.00% of the first $500 million of the average daily net assets of the Portfolio, .90% of the next $250 million of the daily net assets of the Portfolio, and .70% of the average daily net assets of the Portfolio in excess of $750 million.


RESOLVING MATERIAL CONFLICTS

         In addition to variable annuity and variable life insurance policies issued by ANLIC, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between your interests and the owners of life insurance policies and variable annuities issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.

         In addition, one or more of the Portfolios may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including cash or deferred arrangements under Section 401 (k) of the Code) or other sections of the Code. As a result, there is a possibility that a material conflict may arise between your interests generally and such retirement plans or participants in such retirement plans.

         In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Portfolio, to resolve the matter. The Board of Directors or Trustees of the Portfolios intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the individual Fund prospectuses for more information.)



                                   THE POLICY

         The Policy is a flexible premium deferred variable annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policies are obligations of ANLIC. However, we reserve the right to make any modification to conform the Policy to, or to give you or other Owners the benefit of, any Federal or state statute or rule or regulation.

         The Policy may be purchased on a non-qualified tax basis
("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").


ISSUANCE OF A POLICY

         Individuals wishing to purchase a Policy must complete an application and send it to our Service Office. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. If your application can be accepted in the form received, your initial Premium Payment will be applied within two business days after its receipt at our Service Office. If your initial Premium Payment cannot be applied after receipt because of deficiencies in the application or other issuing requirements, you will be contacted within five business days and given an explanation for the delay. The initial Premium Payment will be returned to you at that time unless you consent to our retention of it and our crediting of it as soon as the necessary requirements are fulfilled. If you are between the ages of 75 and 85 when you purchase a Policy, you can only make a single Premium Payment. You cannot purchase a Policy if you are over age 85.


TELEPHONE REQUESTS

         At the time an application for a Policy is completed, or at any subsequent time, you may request a telephone transfer authorization form. If the form is properly completed and on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to us. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. We may, at any time, revoke or modify the transfer privilege.


FREE LOOK PERIOD

         If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive it. If you cancel the Policy within this 10-day Free Look Period, we will refund the Policy Account Value at the end of the Valuation Period during which the Policy was received by us (or, where required by state law, the greater of the Policy Account Value or the Premium Payments that were paid), and the Policy will be void from the Policy Date. (See "The Policy - Allocation of Premium Payments.") To cancel the Policy, you must mail or deliver it to either our Service Office or the registered agent who sold it to you within 10 days after you receive it. The Free Look Period may be longer or otherwise vary where required by state law.

         Certain states require us to refund the greater of Premium Payments made or the Policy Account Value at the end of the Free Look Period. Under Policies issued in these states, we reserve the right to allocate the initial Premium Payment and any additional Premium Payments received during the Free Look Period in their entirety to the Money Market Sub-account until the end of the Free Look Period. For administrative reasons, the Free Look Period is assumed to be fifteen days for this purpose.


PREMIUM PAYMENTS

         The minimum Premium Payments during the first Policy year must be at least $300. Additional Premium Payments may be made in amounts of $30 or more.

         If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum.


ALLOCATION OF PREMIUM PAYMENTS

         You determine in the application how the initial net Premium Payment will be allocated among the Sub-accounts and the Fixed Account. You may allocate any whole percentage of net Premium Payments, from 5% to 100%. Additional net Premium Payments will be allocated to the Sub-accounts and the Fixed Account according to the allocation percentage specified in your application, unless subsequently changed.

         Notwithstanding the foregoing, all Premium Payments made on Policies in certain states may be allocated to the Money Market Sub-account during the Free Look Period. (See "The Policy - Free Look Period.")

         The Policy Account Value will vary with the investment performance of the Sub-accounts you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Account Value in light of all relevant factors, including market conditions and your overall financial planning requirements.


POLICY ACCOUNT VALUE

         The Policy Account Value prior to the Maturity Date is equal to the Variable Account Value plus the Fixed Account Value. Variable Account Values are not guaranteed. The Variable Account Value is equal to the sum of the values of the Sub-accounts under the Policy. The value of each Sub-account is calculated first on the Policy Date and thereafter on each normal business day ("Valuation Date").

         Variable Account Value. On any Valuation Date, each Sub-account's value is equal to the number of Accumulation Units in that Sub-account multiplied by the Accumulation Unit Value. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined at the time of initial Premium Payment by dividing the net Premium Payments allocated to each Sub-account by the Accumulation Unit Value for that Sub-account for the Valuation Period during which the Application is accepted. For additional Premium Payments, the number of units of each Sub-account credited under the Policy is determined by dividing the net Premium Payments allocated to that Sub-account by the unit value for that Sub-account at the end of the Valuation Period during which the Premium Payment was received at our Service Office.

         Each Sub-account's Accumulation Unit Value for any Valuation Period is determined by multiplying its Accumulation Unit Value for the immediately preceding Valuation Period by the "net investment factor" for the Valuation Period for which the value is being determined. The net investment factor is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. For a complete description on how the net investment factor is calculated, see "Net Investment Factor" in the Statement of Additional Information.

         Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to: (1) the sum of your net Premium Payments allocated to the Fixed Account; plus (2) any amounts that you transferred from the Variable Account to the Fixed Account; plus (3) the total interest credited to your Policy Account Value in the Fixed Account; less

(4) any amounts that you transferred from the Fixed Account to the Variable Account; less (5) the portion of any withdrawals and Surrender Charges allocated to your Policy Account Value in the Fixed Account; less (6) the portion of the Annual Policy Fee which is allocated to your Policy Account Value in the Fixed Account.


SURRENDER AND PARTIAL WITHDRAWALS

         Surrender. You may, prior to the earlier of the Maturity Date or the date of your death, withdraw all or a portion of your then-current Surrender Value, upon written request to our Service Office. If there are Joint Owners, both of you must agree to the withdrawal. We may defer payment of your Surrender Value allocated to the Fixed Account for a period not longer than six months after you request its withdrawal. Payment of amounts from the Variable Account will normally be made within seven days, but may be delayed in certain circumstances. (See "Delay or Suspension of Payments" in the Statement of Additional Information.)

         You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

         (1)     Deposits since the last Policy Anniversary; minus
         (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

         Upon a partial withdrawal, Surrender, or Annuitization We will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the partial withdrawal or surrender date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

         Full surrenders and partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

         Surrender Value. The Surrender Value is equal to the Policy Account Value less any applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes. (See "Charges and Deductions.")

         Partial Withdrawal. You may also request to make a Partial Withdrawal, and may direct us to allocate the withdrawal amount among the Fixed Account and the Sub-accounts in a particular manner. If no allocation is specified, the partial withdrawal will be prorated among the Fixed Account and the Sub-accounts based upon your current Policy Account Value allocated to each account.

         Restrictions Under the Texas Optional Retirement Program and Section
403(b) Plans.   The Texas Educational Code permits participants in the Texas
Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

         Similar restrictions apply to variable annuity contracts used as funding vehicles for retirement plans qualifying under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

         Restrictions Under Other Qualified Policies.   Other restrictions on
surrenders or with respect to the election, commencement, or distributions of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.


TRANSFERS

         You may transfer all or part of the value of a Sub-account of the Variable Account to one or more of the other Sub-accounts or the Fixed Account at any time prior to the Maturity Date, free of charge. The minimum for each transfer is $50. The transfer will be made as of the date we receive the written request for such transfer at our Service Office.

         The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:



         (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
         (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
         (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See, "Interest Sweep Program.")

         Transfers may be made by a written request or by calling our Service Office if a written authorization for telephone transfers is on file. We may honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, a personal identification number is required in order to initiate a transfer. We will not be liable for the consequences of a fraudulent telephone transfer request that we believe to be authentic when those procedures have been followed. As a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

         Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which we receive a valid, complete transfer request at our Service Office. We may suspend or modify this transfer privilege at any time, and we may postpone transfers under certain circumstances. (See, "Delay or Suspension of Payments" in the Statement of Additional Information.)


AUTOMATIC REBALANCING, DOLLAR COST AVERAGING, AND INTEREST SWEEP PROGRAMS

         The Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs are three asset allocation programs available to you under the Policy. You may elect to participate in one or more of these programs by filing a written authorization with us. We reserve the right to alter, assess a charge, or terminate these programs upon thirty days advance written notice.

         Under the Automatic Rebalancing Program, you may have automatic transfers made on a monthly, quarterly, semi- annual or annual basis to adjust the values among the Sub-accounts and the Fixed Account to meet your designated Investment Allocation percentages. The allocations are subject to a minimum 5% designated percentage proportion per Sub-account.

         The Dollar Cost Averaging Program is an option under which you may "dollar cost average" your allocations to the Variable Account by authorizing us to make periodic transfers of specific dollar amounts from the Money Market Sub- account to one or more other designated Sub-accounts, on a monthly, quarterly, semi-annual, or annual basis. Each transfer pursuant to this program is subject to the $50 minimum transfer amount. Dollar cost averaging does not guarantee profits, nor does it assure that you will not lose principal.

         The Interest Sweep Program allows you to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your Investment Allocation percentages.

         If a periodic transfer would reduce the value in the Money Market Sub-account below the minimum dollar amount, we reserve the right to transfer the entire remaining Policy Account Value allocated to the Money Market Sub-account. We also reserve the right to establish a minimum Money Market Sub-account balance before allowing you or any other Owner to elect to participate in the Dollar cost Averaging Program.

         Transfers and adjustments pursuant to these Programs will occur on the monthly Policy Anniversary date in the month in which the transaction is to take place, or the next succeeding business day if the monthly Policy Anniversary Date falls on a day other than a Valuation Date.


DEATH BENEFIT

         The Policy pays a Death Benefit to a beneficiary you designate (the "Beneficiary") if any Owner or any Joint Owner dies prior to the Maturity Date while the Policy is in force (unless the Beneficiary is the decedent's spouse, in which case the spouse may elect to continue the Policy in force).

         During the first five years of the Policy, the Death Benefit will be equal to the greater of the Policy Account Value or the value of the cumulative Premium Payments made less cumulative withdrawals. On the fifth Policy Anniversary a "Minimum Guaranteed Death Benefit" is calculated as the greater of these values. Every five years thereafter through the Maturity Date, a new Minimum Guaranteed Death Benefit is calculated as the greater of the current Minimum Guaranteed Death Benefit or the then-current Policy Account Value.

         For Owners up to issue age 75, the Death Benefit will be the highest of:

                 1. the Minimum Guaranteed Death Benefit (increased for Premium Payments made and decreased for cumulative withdrawals since the most recent fifth Policy Anniversary);
                 2.       the Policy Account Value (as of the date of payment);
                          or
                 3. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).


         For Owners over issue age 75, the Death Benefit is the greater of:

                 1.       the Policy Account Value (as of the date of payment);
                          or
                 2. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).


         ANLIC will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If you or the Annuitant dies after the Maturity Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.

         If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is also an Owner or Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Required Distributions," below.) If there is a surviving Joint Owner at the Annuitant's death, the surviving Joint Owner is the Beneficiary. If, upon your death your spouse, as designated Beneficiary, elects to continue the Policy in accordance with the required distributions rules, the named Beneficiary does not have a right to receive the death benefit proceeds.

         If both Joint Owners die simultaneously, the Death Benefit will be paid to the named Beneficiary.

         If the Owner is a corporation or other entity, the Annuitant will be treated as an Owner for purposes of the timing or the amount of any payout under the Policy.

         As far as permitted by law, the proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.

REQUIRED DISTRIBUTIONS

         In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

         These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's Designated Beneficiary or over a period not extending beyond his life expectancy.

         If the designated Beneficiary is your surviving spouse, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

         If any Owner or Joint Owner dies prior to the Maturity Date, and if the designated Beneficiary does not elect to receive the Death Benefit in a lump sum at that time, then we will increase the Policy Account Value so that it equals the Death Benefit amount, if that amount is higher than the Policy Account Value. This would occur if the Owner's designated Beneficiary elects to delay receipt of the proceeds for up to five years, or is the deceased Owner's spouse and elects to continue the Policy, or elects to receive the proceeds as Annuity Payments. Any such increase in the Policy Account Value would be paid by us, and allocated to the Sub-accounts in proportion to the pre-existing Policy Account Value unless we are instructed otherwise. Other rules may apply to Qualified Policies.


                             CHARGES AND DEDUCTIONS

         We do not impose any charge or deduction against a Premium Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge, in some states, for any premium taxes incurred when the Premium Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate us for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.


ANNUAL POLICY FEE

         An annual charge of $42, which meets the "at cost" standards of Rule 26a-1 under the Investment Company Act of 1940, is deducted to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the Sub-accounts in the same proportion that the values in the Sub-accounts bear to the total Variable Account Value. This charge is deducted on each Policy Anniversary, the Maturity Date, and a full surrender.

         The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.


ADMINISTRATIVE EXPENSE CHARGE

         In addition to the Annual Policy Fee, we deduct a monthly charge from the Sub-accounts at an effective annual rate of .10% of the average daily net assets of each Sub-account to partially compensate us for expenses incurred in administering the Variable Account and the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy.

MORTALITY AND EXPENSE RISK CHARGE

         A monthly charge is deducted from the Sub-accounts at an effective annual rate of 1.25% of the average daily net assets of each Sub-account to compensate us for assuming certain mortality and expense risks under the Policy. The Mortality and Expense Risk Charge is guaranteed to decrease by
 .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30. There is no Mortality and Expense Risk Charge for amounts in the Fixed Account. We may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the Policy and may not be increased. We will continue to deduct this charge after the Maturity Date.

         The mortality risk we bear arises in part from our obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Account Value. We also assume the risk that the other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.


SURRENDER CHARGE

         If you make partial withdrawals under the Policy, surrender the Policy, or annuitize the Policy, then a Surrender Charge may be imposed, measured as a percent of the Premium Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Premium Payments (in the case of a surrender or annuitizing) as specified in the following table of Surrender Charges:


<Caption
        NUMBER OF POLICY ANNIVERSARIES                                      5 OR
        SINCE RECEIPT OF PREMIUM PAYMENT:   0      1     2     3      4     MORE
       Surrender Charge Rate                8%     8%    8%    6%     4%    none

         Free Withdrawal Amount. You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

         (1)     Deposits since the last Policy Anniversary; minus
         (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges. However, income taxes and a tax penalty may apply.

         Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Surrender Charge. The Surrender Charge is determined by multiplying each Premium Payment included in the withdrawal by the Surrender Charge rate applicable to the year in which the Premium Payment was received.

         For purposes of calculating the Surrender Charge, (1) the oldest Premium Payments will be treated as the first withdrawn; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Premium Payments; and (3) if the Surrender Value is withdrawn or applied under an Annuity Payment Option, the Surrender Charge will apply to all Premium Payments not previously assessed with a Surrender Charge. Thus, the Surrender Charges are applied to Premium Payments on a first-in, first-out basis.

         As shown above, the Surrender Charge percentage varies, depending on the Policy Year in which the Premium Payment included in the withdrawal was made. A Surrender Charge rate of 8% applies to Premium Payments withdrawn that are less than three years old. Thereafter the Surrender Charge rate decreases to 6% in the fourth year and 4% in the fifth year. Amounts representing Premium Payments five years old or older may be withdrawn without charge.

         The Surrender Charge will be deducted from the remaining Policy Account Value, or from the amount paid if the remaining value is insufficient. The Surrender Charge partially compensates us for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

         The amounts we receive from the Surrender Charge may not be sufficient to cover sales expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Mortality and Expense Risk Charge). We believe that this distribution financing arrangement will benefit you, the Variable Account, and all other Owners.

   Waiver of Surrender Charges. ANLIC may waive the Surrender Charge described above provided that certain conditions described in the Policy are met, including: (a) you are confined to a "hospital", "nursing home", or a "Long Term Care Facility" (as defined in the Policy) for at least 30 days; (b) written notice and satisfactory proof of confinement are received no later than 91 days after confinement ends; and (c) confinement was recommended by a physician for medically necessary reasons. We will not accept any additional Premium Payments on a Policy after this waiver has been exercised under that Policy.

         This waiver is not available if you were confined to a nursing home, hospital, or Long Term Care Facility on the Policy Date.


PREMIUM TAXES

         We will deduct a charge for any premium taxes when (and if) incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered, or when annuity payments start.


FEDERAL TAXES

         Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")



FUND EXPENSES

         The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios. See the Fund prospectuses for complete information on these fees and expenses.


REDUCTION IN CHARGES FOR CERTAIN GROUPS

         We may reduce or eliminate the Annual Policy Fee, Administrative Expense Charge, or Surrender Charge on policies that have been sold to (1) employees and sales representatives of ANLIC or its affiliates; (2) customers of ANLIC or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

         In no event will reduction or elimination of any fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person.


                                ANNUITY PAYMENTS

ELECTION OF AN ANNUITY PAYMENT OPTION

         You have the sole right to elect or change one of the Annuity Payment Options listed below during the lifetime of the Annuitant and prior to the Maturity Date, either in the application or by written request to our Service Office any time at least 30 days before the Maturity Date. We may require the exchange of the Policy for a contract covering the option selected.


MATURITY DATE

         The first annuity payment will be made as of the Maturity Date. You select the Maturity Date in the application for the Policy. You may change the Maturity Date at any time by giving us written notice of the change at least 30 days prior to the new Maturity Date. A Maturity Date may be the first day of any calendar month commencing no later than the first day of the calendar month after the Annuitant's 90th birthday. If the Maturity Date occurs during the first five Policy Years after receipt of a Premium Payment, a Surrender Charge will apply. (See "Charges and Deductions - Surrender Charge.") If the net amount to be applied to an option is less than $2,000 or if payments under any option would be less than $20, we have the right to pay the net amount to be applied to the option to you or the Annuitant in one sum.


AVAILABLE OPTIONS

         On the Maturity Date, the Surrender Value will be applied to make fixed annuity payments. Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed annuity payments do not vary with the investment experience of the Sub-accounts.

         The amount and duration of Annuity Payments will depend on the Annuity Payment Option that you select. Once an Annuity Payment Option is selected, the Surrender Value for the Valuation Period which ends immediately before the Maturity Date will be transferred to our general account and the Annuity Payments will be fixed in amount by the Annuity Payment Option selected and the age and sex (if sex distinction is allowed under state law) of the Annuitant.


ANNUITY PAYMENT OPTIONS

THE ANNUITY PAYMENT OPTIONS CURRENTLY AVAILABLE ARE:

         OPTION A -- INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

         OPTION B -- INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

         OPTION C -- PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments, for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

         OPTION D -- PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

         OPTION E -- LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person that you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 15 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.

                              FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.


INTRODUCTION

         This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon ANLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         Both Nonqualified Policies and Qualified Policies may be purchased. The Qualified Policies were designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to an Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.


TAXATION OF ANNUITIES IN GENERAL

         The following discussion assumes that the Policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information describes such qualifications.

         Section 72 of the Code governs taxation of annuities in general.
ANLIC believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Account Value generally will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income.

         An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.

         In recent years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities and , there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

         The following discussion applies to Policies owned by natural persons.

         In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income ,reduced by the amount of prior distributions that were not included in the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a Qualified Policy with respect to "investment in the contract" as of December 31, 1986, and in other circumstances.

         Generally, in the case of a withdrawal under a Nonqualified Policy before the Maturity Date, amounts received are first treated as taxable income to the extent that the Policy Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

         In the case of a full surrender under a Qualified or Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract".

         Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, generally only the portion of the annuity payment that represents the amount by which the Policy Account Value exceeds the "investment in the contract" will be taxed. For fixed annuity payments under a Nonqualified Policy, in general there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

         In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the taxpayer attains age 59-1/2, (2) made as a result of the owner's death or is attributable to the taxpayer's disability, or (3) received in substantially equal periodic payments as a life annuity.

         The tax rules applicable to a Qualified Policy vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59-1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

         We make no attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Policy may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Qualified Policy comply with applicable law. Purchasers of annuity contracts for use with any qualified retirement plan should consult their legal counsel and tax adviser regarding the suitability of the annuity contract.

         Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.

         Tax Sheltered Annuity (TSA) Section 403(b) payments made by public school systems and certain tax exempt organizations are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Code Section 403(b)
(11) restricts the distribution under Code Section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

         Individual Retirement Annuities ("IRAs") are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.

         Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. These plans may permit participants to specify the form of investments for their deferred compensation account. All investments under such plans are owned by the sponsoring employer and are subject to the claims of general creditors of the employer until December 31, 1988, or such earlier date as may be established by plan amendment. Amounts deferred under plans created on or after August 20, 1996, however, must be held in trust, custodial account or annuity contract for the exclusive benefit of plan participants and their
beneficiaries.    In general, all amounts received under a Section 457 plan are taxable and are subject to Federal income tax withholding as wages.

         All Nonqualified deferred annuities entered into after October 21, 1988, that are issued by ANLIC (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

         A transfer or assignment of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Owner, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or designation should contact a competent tax adviser with respect to the potential tax effects of such transaction.

         Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

         As noted above, the foregoing comments about the Federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.


                                 VOTING RIGHTS

         To the extent deemed to be required by law, we will vote the Portfolios' shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-accounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

         The number of votes which are available to you will be calculated separately for each Sub-account. That number will be determined by applying your percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. Prior to the Maturity Date, you hold a voting interest in each Sub-account to which your Policy Account Value is allocated. After the Maturity Date, the person receiving variable annuity payments has the voting interest. The number of votes prior to the Maturity Date will be determined by dividing the value of the Policy allocated to the Sub-account by the net asset value per share of the corresponding Portfolio. After the Maturity Date, you have no voting rights.

         The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

         Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

         Each person having a voting interest in an Sub-account will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                                PERFORMANCE DATA

         We may advertise yields and total returns for the Sub-accounts. In addition, we may advertise the effective yield of the Money Market Sub-account. These figures will be based on historical earnings and are not intended to indicate future performance.

         The yield of the Money Market Sub-account refers to the annualized income generated by an investment in the Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The total return calculation of a Sub-account other than the Money Market Sub-account assumes an investment has been held in the Sub-account for various periods of time including: (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Sub-account commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above. Total return figures in non-standard formats for the Sub-accounts other than the Money Market Sub-account may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.

         ANLIC may also advertise performance figures for the Sub-accounts based on the performance of a Portfolio prior to the time the corresponding Sub-account commenced operations.

         Performance data calculations are discussed in further detail in the Statement of Additional Information.


                               PUBLISHED RATINGS

         We may publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to ANLIC by one or more independent insurance industry analyst or rating organizations such as A. M. Best Company, Standard & Poor's Ratings Group, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.





                               LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                              FINANCIAL STATEMENTS

         The financial statements for ANLIC and the Variable Account (as well as the Auditors' Report thereon) are in the Statement of Additional Information.


                                 ADMINISTRATION

         We have contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 95 Bridge Street, Haddam, Connecticut, for it to provide us with certain administrative services for the Policies. Pursuant to the terms of a Service Agreement, FAS will act as a record keeping service agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS, under our guidance and direction, will perform Administration functions including: generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to us.


                                 POLICY REPORTS

         At least once each Policy Year a statement will be sent to you describing the status of the Policy, including setting forth the current Death Benefit, the current Policy Account Value, the value in the Fixed Account, the value in each Sub-account, Premium Payments paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Surrender Value. In addition, a statement will be sent to your showing the status of the Policy following the transfer of amounts from one Sub-account to another, a partial surrender and the payment of any Premium Payments (excluding those paid by bank draft). You may request that a similar report be prepared at other times. We may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

         You will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.


                                STATE REGULATION

         We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                    EXPERTS

         The statements of financial condition - statutory basis of ANLIC as of December 31, 1996 and 1995 and the related statutory-basis statements of operations and changes in capital and surplus and cash flows for the years then ended and the financial statements of the Variable Account as of December 31, 96 and for the period indicated therein as found in the Statement of Additional Information have been included herein in reliance upon the report of Coopers & Lybrand LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                                 LEGAL MATTERS

          Jorden Burt Berenson & Johnson LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities laws applicable to the issue and sale of the Policies. Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, our Legal Officer.

                             ADDITIONAL INFORMATION

         A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

       GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . .        B - 3
             The Policy  . . . . . . . . . . . . . . . . . . .        B - 3
             Misstatement of Age or Sex  . . . . . . . . . . .        B - 3
             Nonparticipating  . . . . . . . . . . . . . . . .        B - 3
             Periodic Reports  . . . . . . . . . . . . . . . .        B - 3
             Policy Dates  . . . . . . . . . . . . . . . . . .        B - 3
             Termination . . . . . . . . . . . . . . . . . . .        B - 3
             Owner and Joint Owner . . . . . . . . . . . . . .        B - 4
             Beneficiary Change  . . . . . . . . . . . . . . .        B - 4
             Assignment  . . . . . . . . . . . . . . . . . . .        B - 4
             Delay or Suspension of Payments . . . . . . . . .        B - 4
       ACCUMULATION UNITS  . . . . . . . . . . . . . . . . . .        B - 5
             Accumulation Units  . . . . . . . . . . . . . . .        B - 5
             Net Investment Factor . . . . . . . . . . . . . .        B - 5
       FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . .        B - 5
             General Description . . . . . . . . . . . . . . .        B - 6
             Transfer Limitation . . . . . . . . . . . . . . .        B - 6
             Fixed Account Value . . . . . . . . . . . . . . .        B - 6
       SURRENDER CHARGE CALCULATION                                   B - 7
       PERFORMANCE DATA CALCULATIONS . . . . . . . . . . . . .        B - 8
             Money Market Sub-account's Yield Calculation             B - 8
             Other Sub-accounts' Yield Calculations  . . . . .        B - 9
             Average Annual Total Return Calculations  . . . .        B - 9
             Cumulative Total Return Calculations  . . . . . .        B - 10
       PERFORMANCE FIGURES . . . . . . . . . . . . . . . . . .        B - 10
             Average Annual Return . . . . . . . . . . . . . .        B - 10
       FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . .        B - 12
             Taxation of ANLIC . . . . . . . . . . . . . . . .        B - 12
             Tax Status of the Policies  . . . . . . . . . . .        B - 12
             Withholding . . . . . . . . . . . . . . . . . . .        B - 12
       ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS              B - 12
       DISTRIBUTION OF THE POLICIES  . . . . . . . . . . . . .        B - 13
       STATE REGULATION  . . . . . . . . . . . . . . . . . . .        B - 13
       RECORDS AND REPORTS . . . . . . . . . . . . . . . . . .        B - 13
       LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . .        B - 14
       EXPERTS . . . . . . . .                                        B - 14
       OTHER INFORMATION                                              B - 14
       FINANCIAL STATEMENTS                                           B - 14